UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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TCP International Holdings Ltd.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TCP INTERNATIONAL HOLDINGS LTD.
Alte Steinhauserstrasse 1
6330 Cham, Switzerland

NOTICE OF AND INVITATION TO ATTEND THE ORDINARY GENERAL MEETING
OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2015

An Ordinary General Meeting of Shareholders of TCP International Holdings Ltd. will be held at the offices of Thouvenin Rechtsanwälte at Klaustrasse 33, CH-8024 Zurich, Switzerland on June 30, 2015, at 11:00 a.m., Central European Time. Except as the context otherwise requires, “TCP,” “we”, “Company” and “us,” as used in the attached proxy statement, refers to TCP International Holdings Ltd.

Agenda of the Ordinary General Meeting:

1.     Approval of the Consolidated Financial Statements and Audited Statutory Financial Statements of TCP for 2014

The Board of Directors proposes that the Consolidated Financial Statements and Audited Statutory Financial Statements of TCP for the fiscal year ended December 31, 2014 be approved.

2.     Appropriation of Available Earnings for Fiscal Year 2014

The Board of Directors proposes that the Ordinary General Meeting approve the appropriation of available earnings as follows:

Proposed Appropriation of Available Earnings
Balance brought forward from previous years	CHF (5,071,756)
Net income for the year	CHF 2,328,815
Total accumulated net loss	CHF (2,742,941)
Appropriation of available earnings Balance to be carried forward on this account	CHF (2,742,941)

3.    Election of Six Directors for a One-Year Term

3a.     Re-election of Ellis Yan as a Director

The Board of Directors proposes that Ellis Yan be re-elected as a Director for a further one-year term of office beginning on the day on which shareholder approval is obtained (the “Election Effective Date”) and expiring at our Ordinary General Meeting to be held in 2016.

3b.    Re-election of Solomon Yan as a Director

The Board of Directors proposes that Solomon Yan be re-elected as a Director for a further one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

3c.     Re-election of Eric Peterson as a Director

The Board of Directors proposes that Eric Peterson be re-elected as a Director for a further one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

3d.     Re-election of George Strickler as a Director

The Board of Directors proposes that George Strickler be re-elected as a Director for a further one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

3e.     Election of Ralph Della Ratta, Jr. as a Director

The Board of Directors proposes that Ralph M. Della Ratta, Jr. be elected as a Director for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

3f.     Election of C. Lee Thomas as a Director

The Board of Directors proposes that C. Lee Thomas be elected as a Director for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

4.    Re-election of Chairman of the Board of Directors

The Board of Directors proposes that Ellis Yan be re-elected as Chairman of the Board of Directors for a further one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

5.    Election of the Compensation Committee of the Board of Directors

5a.    Re-election of Eric Peterson as a Member of the Compensation Committee

The Board of Directors proposes that Eric Peterson be re-elected as a member of the Compensation Committee of the Board of Directors for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

5b.    Re-election of George Strickler as a Member of the Compensation Committee

The Board of Directors proposes that George Strickler be re-elected as a member of the Compensation Committee of the Board of Directors for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

5c.    Election of Ralph Della Ratta, Jr. as a member of the Compensation Committee

The Board of Directors proposes that Ralph Della Ratta, Jr. be elected as a member of the Compensation Committee of the Board of Directors for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

5d.    Election of C. Lee Thomas as a member of the Compensation Committee

The Board of Directors proposes that C. Lee Thomas be elected as a member of the Compensation Committee of the Board of Directors for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

6.    Re-election of Swiss Independent Auditor

The Board of Directors proposes that KPMG AG be re-elected as our Swiss independent auditor for 2015.

7.    Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors proposes that the appointment of KPMG LLP by the Audit Committee as our independent registered public accounting firm for 2015 be ratified by our shareholders on a non-binding basis.

8.    Election of Independent Proxy

The Board of Directors proposes that Proxy Voting Services GmbH be elected as the independent proxy for all of our shareholder meetings until and including our Ordinary General Meeting in 2016.

9.     Approval of the Maximum Compensation of the Board of Directors and Executive Officers

9a.     Compensation of the Board of Directors until the Next Ordinary General Meeting

The Board of Directors proposes that the shareholders of the Company provide binding approval of a maximum total of $700,000 in aggregate compensation for the members of the Board of Directors until the 2016 Ordinary General Meeting.

9b.    Compensation of Executive Officers for Fiscal Year 2015

The Board of Directors proposes that the shareholders of the Company provide binding approval of a maximum total of $8,000,000 in aggregate compensation to be paid to the current executive officers of the Company for the year ended December 31, 2015.

10.    Approval of the Grant of Additional Shares under 2014 Omnibus Incentive Plan

The Board of Directors proposes that an additional 750,000 shares be authorized for grant under our 2014 Omnibus Incentive Plan, resulting in a total of 3,250,000 shares authorized for grant under the 2014 Plan

All holders of our common shares that are registered in our share register with voting rights at the close of business on June 10, 2015 are entitled to vote at the Ordinary General Meeting and any postponements of said meeting. The attached proxy statement and the accompanying proxy card(s) are first being sent to shareholders on or about June 16, 2015. Notice of the Ordinary General Meeting will also be published in the Swiss Official Gazette of Commerce.

Please date, sign and return the enclosed proxy card(s) in the enclosed envelope as promptly as possible or, if you hold your shares through an intermediary such as a bank, broker or other nominee, vote your shares by following the voting instructions you receive from your bank, broker or other nominee so that your shares may be represented at the Ordinary General Meeting and voted in accordance with your wishes.

Admission to the Ordinary General Meeting will be by admission ticket only. If you are a shareholder whose shares are registered in the share register as entitled to vote and you plan to attend the meeting, please check the appropriate box on the proxy card. In all cases, retain the top portion of the proxy card as your admission ticket to the Ordinary General Meeting. If you are a shareholder whose shares are held through an intermediary, such as a bank, broker or other nominee, please follow the instructions in the attached proxy statement to obtain an admission ticket.

By Order of the Board of Directors

/s/ Ellis Yan
Ellis Yan Chief Executive Officer June 12, 2015

Your vote is important. Whether or not you expect to attend the Ordinary General Meeting, please promptly return your signed proxy card in the enclosed envelope. If you hold shares through an intermediary such as a bank, broker or other nominee promptly direct the voting of your shares by telephone or internet or any other method described in the instructions you receive from your broker.

ORDINARY GENERAL MEETING PROXY SUMMARY
This summary highlights information contained in this Proxy Statement. It does not contain all information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Ordinary General Meeting of Shareholders

• Time and Date	11:00 a.m., Central European Time, June 30, 2015
• Place	Thouvenin Rechtsanwälte Klaustrasse 33, CH-8024 Zurich, Switzerland
• Record Date	June 10, 2015
• Voting	Shareholders who are registered as shareholders with voting rights as of the Record Date are entitled to vote.
• Quorum	Presence at the Ordinary General Meeting, in person or by proxy, of shareholders holding at least 1/3 of our shares registered with voting rights.
• Requisite Vote on Agenda Items
Assuming there is a quorum at the meeting:
•    The approval of Agenda Items 1 through 10 each require the affirmative vote of at least an absolute majority of the shares represented at the Ordinary General Meeting.

• Entry
Admission to the Ordinary General Meeting will be by admission ticket only.
•    The top portion of the enclosed proxy card is the admission ticket for shareholders of record entitled to vote.
•    Beneficial owners with shares held through an intermediary, such as a bank, broker or other nominee, should request admission tickets by writing to TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, Attention: Chief Executive Officer, and include proof of beneficial share ownership, such as a copy of a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding such shares, confirming beneficial ownership of such shares as of the Record Date.

TCP INTERNATIONAL HOLDINGS LTD.
Alte Steinhauserstrasse 1
6330 Cham, Switzerland
PROXY STATEMENT
For the Ordinary General Meeting of Shareholders to be held on June 30, 2015

This proxy statement is being furnished to our shareholders in connection with the solicitation by the Board of Directors of TCP International Holdings Ltd. (the “Company”) of proxies to be voted by the independent proxy at the Ordinary General Meeting of Shareholders to be held on June 30, 2015 (which we refer to as the “Ordinary General Meeting”), and any postponements thereof, at the time and place and for the purposes set forth in the accompanying Notice of and Invitation to Attend the Ordinary General Meeting of Shareholders. This proxy statement and the accompanying proxy card are first being sent to shareholders on or about June 16, 2015. If you own registered shares, please date, sign and return all proxy cards to ensure that all of your shares are represented at the Ordinary General Meeting.

If your shares are registered in our share register in your name, you may vote by written proxy or in person (including through a legal representative authorized by a written power of attorney) at the Ordinary General Meeting.

Shares represented by valid proxies will be voted in accordance with the instructions provided by the proxies. You may revoke your proxy by signing another proxy card with a later date and returning it to us prior to the Ordinary General Meeting or attending the meeting in person and casting a ballot.

A copy of our Annual Report on Form 10-K and Form 10-K/A, including our audited consolidated financial statements for the year ended December 31, 2014, and the other information required to be included therein and provided to you under the rules and regulations of the SEC, is enclosed with this proxy statement. Our Annual Report on Form 10-K and Form 10-K/A is also available publicly on our website at http://investors.tcpi.com and will also be available for physical inspection by our shareholders at our offices at Alte Steinhauserstrasse 1, 6330 Cham, Switzerland or at 325 Campus Drive, Aurora, Ohio 44202, United States. Copies of the Annual Report may also be obtained without charge by contacting TCP’s Investor Relations department at 1-330-954-7689.

Our Board of Directors has fixed the close of business on June 10, 2015 as the record date for determination of shareholders entitled to vote at the Ordinary General Meeting and any postponements thereof. There were 28,200,833 shares registered with voting rights outstanding as of June 5, 2015.

Admission to the Ordinary General Meeting will be by admission ticket only.  For shareholders of record entitled to vote, the top portion of the enclosed proxy card is your admission ticket. Beneficial owners with shares held through an intermediary, such as a bank, broker or other nominee, should request admission tickets by writing to TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, Attention: Chief Executive Officer, and include proof of beneficial share ownership, such as a copy of a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares, confirming your beneficial ownership of such shares as of the record date of June 10, 2015.

Important Notice Regarding the Availability of Proxy Statement for the Ordinary General Meeting of Shareholders to be held on June 30, 2015. This proxy statement and our other SEC filings are available at http://investors.tcpi.com.

THE ORDINARY GENERAL MEETING
Time, Date and Place

The Ordinary General Meeting will be held at 11:00 a.m., Central European Time on June 30, 2015, at the offices of Thouvenin Rechtsanwälte at Klaustrasse 33, CH-8024 Zurich, Switzerland.
Who Can Vote
Shareholders who are registered as shareholders with voting rights at the close of business on June 10, 2015, as shown in our share register, are entitled to vote, or to grant proxies to vote, at the Ordinary General Meeting. If you acquire shares after the record date, you will not be entitled to vote these shares.

Under our Articles of Association (as amended), only shareholders who are shareholders registered with voting rights in our share register are entitled to vote. If you hold your shares in street name, you can direct your bank, broker, other nominee or other shareholder of record how to vote your shares as described below.
Shareholders of Record and Beneficial Owners

If your shares are registered directly in our share register in your name, you are considered to be the “shareholder of record” for those shares. The Notice of and Invitation to Attend the Ordinary General Meeting of Shareholders, proxy statement and proxy card documents have been sent directly to you by us.

If your shares are held in street name in a stock brokerage account or by a bank or other shareholder of record, you are considered the “beneficial owner” of shares held in street name. The Notice of and Invitation to Attend the Ordinary General Meeting of Shareholders, proxy statement and proxy card documents have been forwarded to you by your bank, broker, other nominee or other shareholder of record. As the beneficial owner, you have the right to direct your bank, broker, other nominee or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting. It is then up to your bank, broker, other nominee or other holder of record to make sure your shares are represented and voted at the Ordinary General Meeting.
Quorum

Our Articles of Association require the presence of a quorum for the Ordinary General Meeting. The presence at the Ordinary General Meeting, in person or by proxy, of shareholders holding at least 1/3 of our shares registered with voting rights will constitute a quorum. Abstentions and uninstructed shares will be counted as present for purposes of determining the presence or absence of a quorum at the Ordinary General Meeting.
Proxies

A proxy card is being sent to each of our shareholders of record entitled to vote who held shares as of the record date. Shareholders of record who are entitled to vote can grant a proxy to vote on the agenda items presented by completing a proxy card and returning it by mail as explained in the next section entitled “How You Can Vote; Requisite Vote.”

If you hold shares in street name through an intermediary, such as a bank, broker or other nominee, you will receive voting instructions from that firm. Your bank, broker, other nominee or other shareholder of record may allow you to direct the voting of your shares by methods other than by mail, including by Internet or telephone. Please check the voting instruction form(s) provided to you by such person to see if they offer Internet or telephone voting.

On your proxy card, you can elect to appoint Proxy Voting Services GmbH as your independent proxy. Proxy Voting Services GmbH has offices located at Grossmunsterplatz 1, Postfach 173, CH-8024 Zurich, Switzerland. On May 18, 2015, Proxy Voting Services GmbH was appointed by our Board of Directors to serve as the independent proxy. The Board has determined that Proxy Voting Services GmbH meets the independence requirements of the Minder Ordinance and art. 728 Swiss Code of Obligation. At the Ordinary General Meeting, Proxy Voting Services GmbH (or, if Proxy Voting Services GmbH is incapable of acting as independent proxy, another independent proxy appointed by our Board of Directors) will act as independent proxy as required under Swiss law.

If you have timely submitted your properly executed proxy card(s), your shares will be voted as indicated. If you have timely submitted your properly executed proxy card(s) but your voting instructions on any of the proposals are not clear, your shares will be not be voted.

Proxy Voting Services GmbH, the independent proxy, will vote on each proposal in this proxy statement (and on other matters properly presented for consideration at the Ordinary General Meeting, if any) as instructed on the proxy card. We are not aware of any matters that are expected to come before the Ordinary General Meeting other than those described in the Notice of and Invitation to Attend the Ordinary General Meeting of Shareholders and this proxy statement.
How You Can Vote; Requisite Vote

Each outstanding share registered in our share register as a share with voting rights is entitled to one vote at the Ordinary General Meeting. Shareholders can vote “for,” “against” or “abstain” on each proposal.

If your shares are registered in our share register in your name, you may vote by written proxy or in person (including through a legal representative authorized by a written power of attorney) at the Ordinary General Meeting.

Please mark your proxy card, date and sign it, and return it in the enclosed envelope. If you misplaced your business reply envelope, you should mail your proxy card to TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, Attention: Chief Executive Officer. Please date, sign and return all proxy cards that have been mailed to you to ensure that all of your shares are represented at the Ordinary General Meeting.

If you hold shares through an intermediary such as a bank, broker or nominee, which we refer to collectively as a broker, the broker may generally vote the shares it holds in accordance with instructions received from you. Therefore, please follow the instructions provided by your broker when directing the voting of your shares. If you do not give instructions to your broker, your shares are referred to as “uninstructed shares” or “broker non-votes.” Whether the broker can vote these shares on your behalf depends on the agenda item. The following table summarizes the votes required to pass each agenda item and the effect of abstentions and uninstructed shares held by an intermediary subject to the SEC and New York Stock Exchange (the “NYSE”) rules regarding uninstructed shares:

Agenda Item		Votes Required for Approval	Abstentions	Uninstructed shares
1	Approval of the Consolidated Financial Statements and Audited Statutory Financial Statements for TCP for the fiscal year ended December 31, 2014	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
2	Appropriation of Available Earnings for Fiscal Year 2014	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
3	Election of Six Directors for a One-Year Term

3a	Re-election of Ellis Yan as a Director	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
3b	Re-election of Solomon Yan as a Director	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
3c	Re-election of Eric Peterson as a Director	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
3d	Re-election of George Strickler as a Director	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
3e	Election of Ralph Della Ratta, Jr. as a Director	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
3f	Election of C. Lee Thomas as a Director	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
4	Re-election of Chairman of the Board of Directors	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
5	Election of the Compensation Committee of the Board of Directors
5a	Re-election of Eric Peterson as a Member of the Compensation Committee	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
5b	Re-election of George Strickler as a Member of the Compensation Committee	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
5c	Election of Ralph Della Ratta, Jr. as a Member of the Compensation Committee	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
5d	Election of C. Lee Thomas as a Member of the Compensation Committee	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
6	Re-election of Swiss Independent Auditor	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
7	Ratification of the Appointment of Independent Registered Public Accounting Firm	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
8	Election of Independent Proxy	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
9	Approval of the Maximum Compensation of the Board of Directors and Executive Officers
9a	Compensation of the Board of Directors until the Next Ordinary General Meeting	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
9b	Compensation of Executive Officers for Fiscal Year 2015	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted
10	Approval of the Grant of Additional Shares under 2014 Omnibus Incentive Plan	Absolute majority of shares represented	Counted as a vote opposed to the Item	Not voted

Revocation of Proxy

If you appoint a proxy, you may revoke that proxy at any time before it is voted at the Ordinary General Meeting. You may do this by signing another proxy card with a later date and returning it to TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, Attention: Chief Executive Officer, prior to the meeting or attending the meeting in person and casting a ballot or by appointing a representative to cast a ballot at the meeting. If you hold your shares in the name of a bank, broker or other nominee, please follow the instructions provided by your bank, broker or nominee in revoking any previously granted proxy.
Solicitation of Proxies

We will bear the expense of preparing, printing and mailing this proxy statement and the accompanying material. Solicitation of individual shareholders may be made by mail, personal interviews, telephone, facsimile, email or other telecommunications by our officers and regular employees who will receive no additional compensation for such activities.

AGENDA ITEM 1—APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS
AND AUDITED STATUTORY FINANCIAL STATEMENTS OF TCP FOR 2014
The consolidated financial statements of TCP for the fiscal year ended December 31, 2014 and information on our business activities and financial situation are contained in our 2014 Annual Report on Form 10-K, a copy of which was mailed to all registered shareholders with this proxy statement. A copy of this Annual Report on Form 10-K also is available on our website at http://investors.tcpi.com.

The Swiss statutory financial statements of TCP for the fiscal year ended December 31, 2014, and the reports of KPMG AG, TCP’s auditors pursuant to the Swiss Code of Obligations thereon, are available for inspection by our shareholders at our offices at Alte Steinhauserstrasse 1, 6330 Cham, Switzerland or at 325 Campus Drive, Aurora, Ohio 44202, United States. Copies of this report may also be obtained without charge by contacting TCP's Investor Relations department at 1-330-954-7689.

Under Swiss law, the 2014 Annual Report on Form 10-K of TCP and the consolidated financial statements and the Swiss statutory financial statements must be submitted to shareholders for approval at each Ordinary General Meeting.

If the shareholders do not approve this proposal, the Board of Directors may call an extraordinary general meeting of shareholders for reconsideration of this proposal by shareholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS AND AUDITED STATUTORY FINANCIAL STATEMENTS OF TCP FOR 2014.

AGENDA ITEM 2—APPROPRIATION OF AVAILABLE EARNINGS FOR FISCAL YEAR 2014
Under Swiss law, the appropriation of available earnings as set forth in TCP’s statutory financial statements must be submitted to shareholders for approval at each Ordinary General Meeting. The Board proposes the following appropriation of available earnings:

Proposed Appropriation of Available Earnings
Balance brought forward from previous years	CHF (5,071,756)
Net income for the year	CHF 2,328,815
Total net accumulated loss	CHF (2,742,941)
Appropriation of available earnings Balance to be carried forward on this account	CHF (2,742,941)

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROPRIATION OF AVAILABLE EARNINGS.

AGENDA ITEM 3—ELECTION OF SIX DIRECTORS FOR A ONE-YEAR TERM
3a     Re-election of Ellis Yan as a Director

Pursuant to a recommendation by our Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated Ellis Yan for re-election to our Board of Directors at this Ordinary General Meeting for a one-year term beginning on the day on which shareholder approval is obtained (the “Election Effective Date”) and expiring at our Ordinary General Meeting to be held in 2016.

Following is the name, principal occupation, age, and certain other information for Mr. Yan, including his specific experience, qualifications, attributes and skills in relation to the criteria for director candidates described in our Annual Report on Form 10-K and Form 10-K/A under Part III-Item 10. Directors, Executive Officers and Corporate Governance-Committees of Our Board of Directors--Board Membership Criteria.

Ellis Yan, who is age 60, has served as our Chief Executive Officer ("CEO"), Chairman and as a director since 2010, and has served as the President and CEO of TCP US since 1993. Mr. Yan has decided not to renew his employment agreement as Chief Executive Officer as of the expiration of his contract on June 30, 2015. He holds a bachelor’s degree in Accounting from Cleveland State University and received an Honorary Doctor of Business Administration degree from Cleveland State University. In 1989, Mr. Yan, together with his brother Solomon Yan, began developing, manufacturing and assembling lighting products in China. From November 2009 until October 2011, he served on the Board of Directors of GreenField Solar Corp., a company in the solar energy field making high intensity photovoltaic concentrator systems.

If Mr. Yan becomes unable to accept nomination or election, our Board of Directors will either select a substitute nominee after identifying suitable candidates or determine not to select a substitute nominee. The independent proxy will vote for any substitute nominee selected by the Board of Directors only if instructed to do so on the proxy card. Our Articles of Association provide that our Board of Directors shall consist of at least three but not more than nine members.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF ELLIS YAN AS A DIRECTOR.

3b     Re-election of Solomon Yan as a Director

Pursuant to a recommendation by our Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated Solomon Yan for re-election to our Board of Directors at this Ordinary General Meeting for a one-year term beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

Following is the name, principal occupation, age, and certain other information for Mr. Yan, including his specific experience, qualifications, attributes and skills in relation to the criteria for director candidates described in our Annual Report on Form 10-K and Form 10-K/A under Part III-Item 10. Directors, Executive Officers and Corporate Governance-Committees of Our Board of Directors--Board Membership Criteria.

Solomon Yan, who is age 70, has served as our President, Vice-Chairman and as a director since our founding, and has served as President of TCP’s Chinese subsidiaries since 1995. He holds a bachelor’s degree from East China University of Science and Technology. Mr. Yan has been in the lighting business since 1989 when he and his brother, Ellis Yan, began developing, manufacturing and assembling lighting products and the components used in those products in China.

If Mr. Yan becomes unable to accept nomination or election, our Board of Directors will either select a substitute nominee after identifying suitable candidates or determine not to select a substitute nominee. The independent proxy will vote for any substitute nominee selected by the Board of Directors only if instructed to do so on the proxy card. Our Articles of Association provide that our Board of Directors shall consist of at least three but not more than nine members.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF SOLOMON YAN AS A DIRECTOR.

3c     Re-election of Eric Peterson as a Director

Pursuant to a recommendation by our Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated Eric Peterson for re-election to our Board of Directors at this Ordinary General Meeting for a one-year term beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

Following is the name, principal occupation, age, and certain other information for Mr. Peterson, including his specific experience, qualifications, attributes and skills in relation to the criteria for director candidates described in our Annual Report on Form 10-K and Form 10-K/A under Part III-Item 10. Directors, Executive Officers and Corporate Governance-Committees of Our Board of Directors--Board Membership Criteria.

Eric Peterson, who is age 66, has served as an independent director of our company since June 2014. He served in various roles in merchandising at The Home Depot from 1991 to 2011, including Senior Vice President of Merchandising, President of New Business, and President, Northwest Division. He holds a bachelor’s degree in Business Administration from Sacramento State University.

If Mr. Peterson becomes unable to accept nomination or election, our Board of Directors will either select a substitute nominee after identifying suitable candidates or determine not to select a substitute nominee. The independent proxy will vote for any substitute nominee selected by the Board of Directors only if instructed to do so on the proxy card. Our Articles of Association provide that our Board of Directors shall consist of at least three but not more than nine members.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF ERIC PETERSON AS A DIRECTOR.

3d     Re-election of George Strickler as a Director

Pursuant to a recommendation by our Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated George Strickler for re-election to our Board of Directors at this Ordinary General Meeting for a one-year term beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

Following is the name, principal occupation, age, and certain other information for Mr. Strickler, including his specific experience, qualifications, attributes and skills in relation to the criteria for director candidates described in our Annual Report on Form 10-K and Form 10-K/A under Part III-Item 10. Directors, Executive Officers and Corporate Governance-Committees of Our Board of Directors--Board Membership Criteria.

George Strickler, who is age 67, has served as an independent director of our company since June 2014. He has served as the Executive Vice President, Chief Financial Officer and Treasurer of Stoneridge, Inc. since 2006. Mr. Strickler holds a bachelor’s degree in Accounting from Penn State University and a Master’s of Business Administration from the University of Akron.

If Mr. Strickler becomes unable to accept nomination or election, our Board of Directors will either select a substitute nominee after identifying suitable candidates or determine not to select a substitute nominee. The independent proxy will vote for any substitute nominee selected by the Board of Directors only if instructed to do so on the proxy card. Our Articles of Association provide that our Board of Directors shall consist of at least three but not more than nine members.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF GEORGE STRICKLER AS A DIRECTOR.
3e    Election of Ralph Della Ratta, Jr. as a Director

Pursuant to a recommendation by our Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated Ralph Della Ratta for election to our Board of Directors at this Ordinary General Meeting for a one-year term beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

Following is the name, principal occupation, age, and certain other information for Mr. Della Ratta, including his specific experience, qualifications, attributes and skills in relation to the criteria for director candidates described in our Annual Report on Form 10-K and Form 10-K/A under Part III-Item 10. Directors, Executive Officers and Corporate Governance-Committees of Our Board of Directors--Board Membership Criteria.

Ralph Della Ratta, who is age 61, has served as the Founder and Managing Partner of Western Reserve Partners LLC, an investment banking firm, since 2004. Prior to this time, Mr. Della Ratta was the Senior Managing Director and Manager of the Investment Banking Division of McDonald Investments, Inc., an investment banking firm. He holds a Bachelor of Arts from Duke University, Master of Business Administration from the American Graduate School of International Management and a graduate degree in Banking from the Stonier Graduate School at Rutgers University. Mr. Della Ratta also serves on the board of directors of Olympic Steel Inc. and NDI Medical.

If Mr. Della Ratta becomes unable to accept nomination or election, our Board of Directors will either select a substitute nominee after identifying suitable candidates or determine not to select a substitute nominee. The independent proxy will vote for any substitute nominee selected by the Board of Directors only if instructed to do so on the proxy card. Our Articles of Association provide that our Board of Directors shall consist of at least three but not more than nine members.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF RALPH DELLA RATTA, JR. AS A DIRECTOR.

3f     Election of C. Lee Thomas as a Director

Pursuant to a recommendation by our Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated C. Lee Thomas for election to our Board of Directors at this Ordinary General Meeting for a one-year term beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

Following is the name, principal occupation, age, and certain other information for Mr. Thomas, including his specific experience, qualifications, attributes and skills in relation to the criteria for director candidates described in our Annual Report on Form 10-K and Form 10-K/A under Part III-Item 10. Directors, Executive Officers and Corporate Governance-Committees of Our Board of Directors--Board Membership Criteria.

C. Lee Thomas, who is age 61, served in various roles with Ernst & Young LLP from 1976 to 2014, including as Managing Partner of the Cleveland office and Northeast Ohio Market Segment Leader. He holds a bachelor’s degree in Accounting from Baldwin Wallace University.

If Mr. Thomas becomes unable to accept nomination or election, our Board of Directors will either select a substitute nominee after identifying suitable candidates or determine not to select a substitute nominee. The independent proxy will vote for any substitute nominee selected by the Board of Directors only if instructed to do so on the proxy card. Our Articles of Association provide that our Board of Directors shall consist of at least three but not more than nine members.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF C. LEE THOMAS AS A DIRECTOR.

AGENDA ITEM 4—RE-ELECTION OF CHAIRMAN OF THE BOARD OF DIRECTORS
As required by Swiss law and pursuant to a recommendation of the Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated Ellis Yan for re-election as the Chairman of the Board of Directors for a one-year term beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016.

If Mr. Ellis Yan is not elected as a member of the Board of Directors (Agenda Item 3a) or as our Chairman of the Board of Directors (Agenda Item 4), our Board of Directors may appoint, prior to or during the Ordinary General Meeting, another nominee from among its elected members (see Agenda Item 3) for election as Chairman of the Board of Directors, in which case the independent proxy will vote for the substitute nominee selected by the Board of Directors if instructed so by you on the proxy card. Our Board of Directors may also call for an Extraordinary General Meeting at which Mr. Ellis Yan (or another nominee) is proposed for election again, with the Board appointing an interim chairman until such meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF ELLIS YAN AS THE CHAIRMAN OF OUR BOARD OF DIRECTORS UNTIL OUR 2016 ORDINARY GENERAL MEETING.

AGENDA ITEM 5—ELECTION OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
5a     Re-election of Eric Peterson as a Member of the Compensation Committee

As required by Swiss law and pursuant to a recommendation by the Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated Eric Peterson for re-election as a member of the Compensation Committee of the Board of Directors for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016. The Board of Directors has determined that Mr. Peterson is independent in accordance with applicable NYSE listing standards, Rule 10C-1 and Section 162(m) of the Internal Revenue Code of 1986, as amended.

Information regarding Mr. Peterson is provided earlier in this proxy statement, under the caption “Re-election of Eric Peterson as a Director.”

If Mr. Peterson is not re-elected as a member of the Board of Directors (Agenda Item 3c) or as a member of the Compensation Committee (Agenda Item 5a), our Board of Directors may select a substitute nominee after identifying suitable candidates. The independent proxy will vote for any substitute nominee selected by the Board of Directors if instructed to do so by you on the proxy card.

The chairperson of the Compensation Committee will be elected by the Board from among the Committee members. Provided that all nominees of the Compensation Committee are elected as proposed by the Board of Directors in this Agenda Item 5, it is intended that Mr. Peterson shall be appointed as chairperson of this committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ERIC PETERSON AS A MEMBER OF THE COMPENSATION COMMITTEE OF OUR BOARD OF DIRECTORS UNTIL OUR 2016 ORDINARY GENERAL MEETING.
5b     Re-election of George Strickler as a Member of the Compensation Committee

As required by Swiss law and pursuant to a recommendation by the Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated George Strickler for re-election as a member of the Compensation Committee of the Board of Directors for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016. The Board of Directors has determined that Mr. Strickler is independent in accordance with applicable NYSE listing standards, Rule 10C-1 and Section 162(m) of the Internal Revenue Code of 1986, as amended.

Information regarding Mr. Strickler is provided earlier in this proxy statement, under the caption “Re-election of George Strickler as a Director.”

If Mr. Strickler is not re-elected as a member of the Board of Directors (Agenda Item 3d) or as a member of the Compensation Committee (Agenda Item 5b), our Board of Directors may select a substitute nominee after identifying suitable candidates. The independent proxy will vote for any substitute nominee selected by the Board of Directors if instructed to do so by you on the proxy card.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF GEORGE STRICKLER AS A MEMBER OF THE COMPENSATION COMMITTEE OF OUR BOARD OF DIRECTORS UNTIL OUR 2016 ORDINARY GENERAL MEETING.
5c     Election of Ralph Della Ratta, Jr. as a Member of the Compensation Committee

As required by Swiss law and pursuant to a recommendation by the Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated Ralph Della Ratta for election as a member of the Compensation Committee of the Board of Directors for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016. The Board of Directors has determined that Mr. Della Ratta is independent in accordance with applicable NYSE listing standards, Rule 10C-1 and Section 162(m) of the Internal Revenue Code of 1986, as amended.

Information regarding Mr. Della Ratta is provided earlier in this proxy statement, under the caption “Election of Ralph Della Ratta, Jr. as a Director.”

If Mr. Della Ratta is not elected as a member of the Board of Directors (Agenda Item 3e) or as a member of the Compensation Committee (Agenda Item 5c), our Board of Directors may select a substitute nominee after identifying suitable candidates. The independent proxy will vote for any substitute nominee selected by the Board of Directors if instructed to do so by you on the proxy card.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF RALPH DELLA RATTA, JR. AS A MEMBER OF THE COMPENSATION COMMITTEE OF OUR BOARD OF DIRECTORS UNTIL OUR 2016 ORDINARY GENERAL MEETING.
5d     Election of C. Lee Thomas as a Member of the Compensation Committee

As required by Swiss law and pursuant to a recommendation by the Nominating and Corporate Governance Committee, our Board of Directors has unanimously nominated C. Lee Thomas for election as a member of the Compensation Committee of the Board of Directors for a one-year term of office beginning on the Election Effective Date and expiring at our Ordinary General Meeting to be held in 2016. The Board of Directors has determined that Mr. Thomas is independent in accordance with applicable NYSE listing standards, Rule 10C-1 and Section 162(m) of the Internal Revenue Code of 1986, as amended.

Information regarding Mr. Thomas is provided earlier in this proxy statement, under the caption “Election of C. Lee Thomas as a Director.”

If Mr. Thomas is not elected as a member of the Board of Directors (Agenda Item 3f) or as a member of the Compensation Committee (Agenda Item 5d), our Board of Directors may select a substitute nominee after identifying suitable candidates. The independent proxy will vote for any substitute nominee selected by the Board of Directors if instructed to do so by you on the proxy card.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF C. LEE THOMAS AS A MEMBER OF THE COMPENSATION COMMITTEE OF OUR BOARD OF DIRECTORS UNTIL OUR 2016 ORDINARY GENERAL MEETING.

AGENDA ITEM 6—RE-ELECTION OF SWISS INDEPENDENT AUDITOR
Under Swiss law, our shareholders must elect an independent auditor for certain tasks, including the audit of our consolidated financial statements as well as our statutory financial statements. Such independent auditor must be registered with the commercial register in Switzerland and admitted by the Federal Auditor Supervisory Board of Switzerland. Our Audit Committee has recommended that our Board of Directors propose, and our Board so proposes that KPMG AG be re-elected as our independent auditors for the year ending December 31, 2015. KPMG AG is the Swiss affiliate of KPMG International Cooperative, as is KPMG LLP, which was appointed by our Audit Committee as our independent registered public accounting firm. A representative of KPMG AG will attend the Ordinary General Meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.

If an independent auditor is not elected at the Ordinary General Meeting, our shareholders or creditors or the head of the commercial register of Zug, Switzerland may petition a court to determine appropriate measures for reinstating an independent auditor, including (i) ordering us to elect an independent auditor with a specified time period, (ii) allowing the court to appoint an independent auditor or (iii) if no auditor can be elected by us or appointed by the court, ordering the dissolution of TCP.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF KPMG AG AS OUR SWISS INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2015.

AGENDA ITEM 7—RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2015. KPMG LLP will conduct an audit of our consolidated financial statements, which are included in our Annual Report on Form 10-K. Our Audit Committee has recommended that our Board of Directors propose, and our Board so proposes, that the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2015 be ratified by our shareholders, on a non-binding basis. If the appointment of KPMG LLP is not ratified by our shareholders, the Audit Committee may reconsider the appointment.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

AGENDA ITEM 8—ELECTION OF INDEPENDENT PROXY
In accordance with Swiss law, the Board of Directors has appointed Proxy Voting Services GmbH, with offices located at Grossmunsterplatz 1, Postfach 173, CH-8024 Zurich, Switzerland, as the independent proxy for the Ordinary General Meeting. The Board of Directors proposes that Proxy Voting Services GmbH be elected as the independent proxy for all of our shareholder meetings until and including our Ordinary General Meeting in 2016.

If Proxy Voting Services GmbH is incapable of acting as the independent proxy for a specific shareholder meeting, our Board of Directors will be entitled to appoint a substitute independent proxy for such meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF PROXY VOTING SERVICES GMBH AS THE INDEPENDENT PROXY FOR ALL OUR OF SHAREHOLDER MEETINGS UNTIL AND INCLUDING OUR ORDINARY GENERAL MEETING IN 2016.

AGENDA ITEM 9—APPROVAL OF THE MAXIMUM COMPENSATION OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
9a     Compensation of the Board of Directors until the Next Ordinary General Meeting

Beginning in 2015, Swiss law requires shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to the Board of Directors.

In accordance with this new Swiss requirement, we seek your vote to approve a maximum total of $700,000 in aggregate compensation for the members of the Board of Directors until the 2016 Ordinary General Meeting. All compensation to directors from the date of the Ordinary General Meeting through the 2016 Ordinary General Meeting is subject to this maximum amount. This includes all annual retainer fees, committee chair fees and equity awards provided to the directors as described in our Annual Report on Form 10-K and Form 10-K/A under Part III-Item 10. Directors, Executive Officers and Corporate Governance-Director Compensation.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE MAXIMUM AGGREGATE COMPENSATION FOR THE MEMBERS OF THE BOARD OF DIRECTORS UNTIL THE 2016 ORDINARY GENERAL MEETING.
9b     Compensation of Executive Officers for Fiscal Year 2015
Beginning in 2015, Swiss law requires our shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to executive management.
In accordance with this new Swiss requirement, we seek your vote to approve a maximum total of $8,000,000 in aggregate compensation to be paid to our current executive officers for the year ended December 31, 2015. The maximum aggregate amount includes base salary, annual cash incentive bonus, equity compensation and all other compensation paid to executive officers as described in our Annual Report on Form 10-K and Form 10-K/A under Part III-Item 10. Directors, Executive Officers and Corporate Governance-Director Compensation.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MAXIMUM AGGREGATE COMPENSATION FOR OUR CURRENT EXECUTIVE OFFICERS FOR FISCAL YEAR 2015.

AGENDA ITEM 10—APPROVAL OF THE AUTHORIZATION OF ADDITIONAL SHARES FOR GRANT UNDER 2014 OMNIBUS PLAN
Our Board of Directors and shareholders have adopted and approved our 2014 Omnibus Incentive Plan (the “2014 Plan”). The purpose of the 2014 Plan is to enable us to grant cash and equity-based incentive awards intended to attract, motivate and retain qualified employees, directors and other eligible service providers, and to align their financial interests with those of our shareholders. We filed a registration statement on Form S-8 with the SEC covering the common shares issuable under the 2014 Plan on June 25, 2014. We have reserved 2,500,000 common shares for issuance under the 2014 Plan. As of May 29, 2015, we have approximately 658,000 restricted share units outstanding under the 2014 Plan to our employees, directors and other eligible service providers. The material terms of our Plan are described in this proxy statement under the heading “Executive Compensation—2014 Omnibus Incentive Plan.”

The Board of Directors proposes that an additional 750,000 shares be authorized for grant under our 2014 Omnibus Incentive Plan, resulting in a total of 3,250,000 shares authorized for grant under the 2014 Plan.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE GRANT OF ADDITIONAL SHARES UNDER THE 2014 OMNIBUS PLAN.

CORPORATE GOVERNANCE
Board Leadership Structure

Currently, Mr. Ellis Yan serves as both the Chairman of the Board and as the CEO. However, pursuant to a Mutual Separation Agreement entered into between Mr. Yan and the Board of Directors on April 15, 2015, Mr. Yan will not renew his employment agreement upon its expiration on June 30, 2015 and will cease to be CEO. Mr. Yan will remain a director and continue to serve as Chairman of the Board. At our meeting of the Board of Directors held on November 3, 2014, the Board elected George Strickler to serve as our lead independent director. The Board believes that our structure is adequate since we have a majority of independent directors.
The Chairman of the Board presides at all meetings of the shareholders and of the Board as a whole, and performs such other duties, and exercises such powers, as are prescribed in the Company’s Articles of Association and Organizational Regulations or by the Board of Directors.
The duties of the Chairman include:

1.	directing the preparation of the agenda for the General Meetings and meetings of the Board of Directors;

2.	chairing the General Meetings and meetings of the Board of Directors;

3.	informing the directors without delay of material extraordinary items; and

4.	performing any other matters reserved by law, the Articles of Association, or the Company’s charters to the Chairman.

The Role of the Board of Directors in the Oversight of Risk Management

The Audit Committee’s charter provides that the Audit Committee has the responsibility to discuss guidelines and policies with respect to risk assessment and risk management and discuss with management our major financial and enterprise risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the Board of Directors focus on the most significant risks that we face and our general risk management strategy, and also ensure that risks undertaken by us are consistent with the view of the Board of Directors as to the appropriate level of risk in light of general business conditions. While the Board of Directors and the Audit Committee oversee the Company’s risk management, our management is responsible for day-to-day risk management processes. Management assists the Audit Committee and the Board of Directors in the discharge of their responsibilities with respect to risk management oversight.

Board of Director Meetings

During the year 2014, our Board of Directors has held three meetings. Each director currently serving attended at least 75% of the aggregate number of meetings held by our Board of Directors and each committee on which he or she served in 2014.

Under the Company’s Corporate Governance Guidelines, which are available on our corporate website at http://investors.tcpi.com, Directors are invited and encouraged to attend the Company’s Ordinary General Meeting, but are not required to attend.

Communicating with Directors
Shareholders and interested parties may communicate directly with Mr. Ellis Yan, the Chairman of our Board of Directors, or the independent directors as a group by mailing such communications to Chairman, c/o Ellis Yan, TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, or e-mailing such communications to ir@tcpi.com. Such communications may be confidential and/or anonymous.
Indemnification of Directors and Executive Officers

Under Swiss law, a corporation may indemnify a director or officer of the corporation against losses and expenses, unless arising from his or her unlawful conduct or gross negligence, including attorney’s fees, judgments, fines and settlement amounts actually and reasonably incurred in a civil or criminal action, suit or proceeding by reason of having been the representative of, or serving at the request of, the corporation.

Subject to Swiss law, Article 38 of our articles of association provides for indemnification of our directors and officers for liabilities arising in connection with the performance of their duties, and permits us to advance the expenses of defending any act, suit or proceeding to our directors and officers. We have obtained directors’ and officers’ liability insurance for each of the members of the Board of Directors and our senior management.
In addition, under general principles of Swiss employment law, an employer may be required to indemnify an employee against losses and expenses incurred by him in the proper execution of his duties under the employment agreement. We have entered into indemnification agreements with each of the members of the Board of Directors and our senior management.

AUDIT COMMITTEE MATTERS
Audit Committee Report

The Audit Committee of the Company operates under a written charter adopted by the Company’s Board of Directors on June 25, 2014. The Audit Committee is currently comprised of three directors, all of whom are “independent” as that concept is defined in Section 10A of the Exchange Act, the rules promulgated by the SEC thereunder, and the applicable NYSE listing standards.

Management and our Board of Directors are responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, and the system of internal controls and procedures designed to ensure compliance with generally accepted accounting principles and applicable laws and regulations. The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”) is responsible for auditing the Company’s consolidated financial statements included in its Annual Report on Form 10-K and expressing an opinion thereon. The Company’s independent auditor, KPMG AG is responsible for auditing the Company’s consolidated financial statements and its Swiss statutory financial statements and expressing opinions thereon. The Audit Committee’s responsibilities include monitoring and reviewing financial reporting and related processes and procedures.

During 2014, the Audit Committee held two meetings. With regard to 2014, the Audit Committee, among other things:

1)	reviewed and discussed the audited financial statements with management;

2)	discussed with KPMG all matters required by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 61;

3)
received the written disclosures and the letter from KPMG required by the PCAOB regarding KPMG’s communication with the Audit Committee concerning independence, discussed with KPMG its independence and satisfied itself as to KPMG’s independence; and

4)
recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC based on the reviews and discussions referred to above and subject to the limitations on the Audit Committee’s role and responsibility described above and in the Audit Committee charter.

Additionally, beginning in December 2014, our Audit Committee conducted an investigation to address the management approach and conduct of our CEO and certain implications thereof, as described more fully in our Annual Report on Form 10-K, filed on April 15, 2015, under the caption “Legal Proceedings—Audit Committee Investigation,” which is incorporated herein by reference.

Audit Committee
George Strickler, Chair
Eric Peterson
Steven Willensky
Audit Committee Financial Expert

Our Board of Directors has determined that George Strickler and C. Lee Thomas qualify as a “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. Our Board of Directors has also determined that Mr. Strickler and Mr. Thomas are “independent” as defined in the listing standards of the NYSE.

Policy on Audit Committee Pre-Approval of Services Performed by Our Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, our Audit Committee has responsibility for appointing (subject to ratification by our shareholders), approving the compensation of, and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy to review and approve in advance any services provided by the Company’s independent registered public accounting firm, as described in the charter of our Audit Committee. The Audit Committee pre-approved all services that KPMG rendered to the Company in 2014.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance

Federal securities laws require the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s shares, to file initial reports of ownership and reports of changes in ownership of the Company’s equity securities with the SEC. Based solely on a review of such reports furnished to the Company, the Company believes that no director, officer or beneficial owner of more than ten percent of the Company’s shares failed to file a report on a timely basis in 2014, except for the reports listed below:

•	one Form 4 filing made by Brian Catlett, which was filed 22 days late;

•	one Form 4 filing made by Jorge Fernandez, which was filed 22 days late;

•	one Form 4 filing made by Timothy Chen, which was filed 22 days late;

•	one Form 4 filing made by Laura Hauser, which was filed 22 days late;

•	one Form 4 filing made by Thomas Luecke, which was filed 22 days late;

•	one Form 3 filing made by Steven Willensky, which was filed 5 days late;

•	one Form 4 filing made by Steven Willensky, which was filed 81 days late;

•	one Form 3 filing made by George Strickler, which was filed 175 days late;

•	one Form 4 filing made by Eric Peterson, which was filed 175 days late; and

•	one Form 4 filing made by Zhaoling Yan, which was filed 6 days late.
Householding

The SEC permits a single proxy statement to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information that shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate proxy statements wishes to receive a single proxy statement in the future, that shareholder should contact their broker or send a request to TCP International Holdings Ltd., 325 Campus Drive, Aurora, Ohio 44202, United States, telephone number 1-330-954-7689, Attention: Chief Executive Officer. We will deliver, promptly upon written or oral request to the above address a separate copy of this proxy statement to a beneficial shareholder at a shared address to which a single copy of the document was delivered.

Other Matters

Our Board of Directors is not aware of any matters that are expected to come before the Ordinary General Meeting other than those described in this proxy statement and the Notice of and Invitation to Attend the Ordinary General Meeting of shareholders. If other matters should properly come before the meeting, the independent proxy will vote the proxies in accordance with the instructions received. In the absence of instructions, the respective shares will not be voted.

By Order of the Board of Directors

/s/ Ellis Yan
Ellis Yan Chief Executive Officer June 12, 2015

TCP INTERNATIONAL HOLDINGS LTD./TCPI
6330 CHAM, SWITZERLAND

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M93391-P67868 KEEP THIS PORTION FOR YOUR RECORDS

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TCP INTERNATIONAL HOLDINGS LTD./TCPI

The Board of Directors recommends a vote "FOR" all Proposals.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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ADMISSION TICKET

If you choose to attend the TCP International Holdings Ltd. Ordinary General Meeting of Shareholders on June 30, 2015 at 11:00 a.m., Central European Time, at the offices of Thouvenin Rechtsanwälte at Klausstrasse 33, CH-8024 Zurich, Switzerland, in person, please mark the appropriate box on the proxy card, sign and date the proxy card and return it in the enclosed postage pre-paid envelope arriving no later than prior to the start of the Ordinary General Meeting. In addition, present this admission ticket, together with proof of identification, for admission to the meeting. If you have several admission tickets, please present all of them for validation at the meeting.

You Must Separate This Admission Ticket Before Returning the Proxy Card in the Enclosed Envelope

THIS TICKET IS NOT TRANSFERABLE

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

PROXY - TCP INTERNATIONAL HOLDINGS LTD. SOLICITED BY THE BOARD OF DIRECTORS TO BE VOTED BY THE INDEPENDENT PROXY FOR THE ORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 30, 2015, 11:00 A.M. CENTRAL EUROPEAN TIME, AT THE OFFICES OF THOUVENIN RECHTSANWÄLTE AT KLAUSSTRASSE 33, CH-8024 ZURICH, SWITZERLAND.

Important Notice Regarding the Availability of Proxy Materials for the Ordinary General Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

M93392-P67868

By signing this proxy card you instruct the Independent Proxy (or the substitute proxy appointed by the Board of Directors if the Independent Proxy is incapable of acting) (i) to vote FOR the recommendations of the Board of Directors with regard to Agenda Items 1 through 10, and (ii) to vote in accordance with the position of the Board of Directors in case of new or amended Proposals regarding announced as well as new Agenda Items (provided such new Agenda Items are permissible according to article 700 para 3 of the Swiss Code of Obligations).

If you wish to provide the Independent Proxy (or the substitute proxy appointed by the Board of Directors if the Independent Proxy is incapable of acting) with explicit instructions (i.e., (i) explicit instructions with regard to one or several Agenda Items, as announced in this proxy card, or (ii) general instructions with regard to new or amended Proposals to announced Agenda Items and with regard to new Agenda Items), please mark the respective box(es) on the reverse side of this proxy. By signing and returning the proxy card, the undersigned hereby appoints Proxy Voting Services GmbH, Grossmünsterplatz 1, Postfach 173, CH-8024 Zurich, Switzerland (or the substitute proxy appointed by the Board of Directors if the Independent Proxy is incapable of acting) as Independent Proxy to represent all registered shares of TCP International Holdings Ltd. registered in the name of the undersigned at the Ordinary General Meeting of Shareholders to be held at the above indicated place and time or any postponements thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. This Proxy Card, once duly signed, remains valid until revoked by the undersigned. It remains valid for any postponements of the Ordinary General Meeting or any agenda items thereof.

Continued and to be signed on reverse side